                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 14, 2000
                                                         ----------------




                              Escalon Medical Corp.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                        0-20127                 33-0272839
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)




351 East Conestoga Road, Wayne, Pennsylvania                        19087
--------------------------------------------                       --------
(Address of principal executive offices)                          (Zip Code)



       Registrant's telephone number, including area code: (610) 688-6830
                                                           --------------



                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         As reported in its Form 8-K Current Report, as filed with the Securities and Exchange Commission on January 19, 2000, Escalon Medical Corp. (the "Registrant") purchased all of the outstanding capital stock of Sonomed, Inc. ("Sonomed"), a privately held manufacturer and marketer of ophthalmic ultrasound diagnostics devices, pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of January 14, 2000, among the Registrant, Sonomed and the stockholders of Sonomed. As a result of the transaction, Sonomed became a wholly owned subsidiary of the Registrant. The previously reported aggregate purchase price was $12,550,000, of which $12,050,000 was paid in cash and $500,000 was represented by a promissory note. The purchase price was subject to certain adjustments and the final purchase price is $12,325,125.

         On March 31, 2000, the Registrant filed an amendment to the Form 8-K Current Report on Form 8-K/A (the "Prior Amendment") for the purpose of presenting the preliminary pro forma balance sheet of the Registrant as of December 31, 1999. The Prior Amendment stated that the allocations set forth in the preliminary pro forma balance sheet were estimates that were subject to adjustment within 120 days after the filing of the Prior Amendment. This Amendment to the Form 8-K Current Report sets forth the final unaudited pro forma condensed consolidated balance sheet, to reflect the adjustments to the purchase price paid by the Registrant and the final allocations of the adjusted purchase price.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         The audited financial statements of the business acquired, consisting of the balance sheets of Sonomed as of December 31, 1999 and 1998, and the related statements of income, shareholders' equity and cash flows for the three years in the period ended December 31, 1999, were reported in the Prior Amendment as Exhibit 99.1 - Financial Statements of Sonomed, Inc. and are incorporated herein by reference.

(b)      Unaudited Pro Forma Financial Information.

         The following unaudited pro forma condensed consolidated financial information has been prepared to reflect the acquisition by the Registrant of all of Sonomed's outstanding capital stock under the Stock Purchase Agreement (the "Acquisition"). The unaudited pro forma condensed consolidated financial information should be read in conjunction with the audited historical consolidated financial statements and related notes included in the Registrant's Annual Report on Form 10-K for the period ended June 30, 1999 and the condensed consolidated financial statements for the six months ended December 31, 1999 in the Registrant's Quarterly Report on Form 10-Q for the period ended December 31, 1999, which reports are incorporated herein by reference.

         The unaudited pro forma condensed consolidated statement of operations reflects the Acquisition as if it had occurred at the beginning of the period presented. The Prior Amendment reported an aggregate purchase price of $12,550,000. Based on final adjustments, the aggregate purchase price has decreased to $12,325,125. Also, the preliminary pro forma balance sheet that was contained in the Prior Amendment reflected an estimated allocation of $11,050,000 of the purchase price to goodwill, which was subject to adjustment within 120 days after the date of filing of the Prior Amendment. The final pro forma balance sheet set forth in this Amendment reflects a reallocation of the $11,050,000 as follows: $7,700,000 to customer lists, $2,300,000 to trademarks and trade names and $1,050,000 to goodwill. Also, the tangible assets have been reduced by $224,875 to $1,275,125 to reflect the value of net assets acquired.

         The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not purport to be indicative of the operating results or financial position that would have actually occurred if the Acquisition had been in effect on the dates indicated, nor is it necessarily indicative of future operating results or financial position.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1999

                                                              PRO FORMA
                                         HISTORICAL          ADJUSTMENTS                    PRO FORMA
                                         ----------          -----------                    ---------

Sales revenues                          $  7,559,011         $  7,169,357   (1)           $ 14,728,368

Costs and expenses:
  Cost of goods sold                       3,282,177            1,989,436   (1)              5,271,613
  Research and development                   738,124              211,837   (1)                949,961
  Marketing, general and
     administrative                        3,331,562            2,216,015   (1)(2)           5,547,577
                                        ------------         ------------                 ------------
    Total costs and expenses               7,351,863            4,417,288                   11,769,151
                                        ------------         ------------                 ------------
Income from operations                       207,148            2,752,069                    2,959,217
  Other income, net                          986,639             (966,098)  (1)(3)              20,541
                                        ------------         ------------                 ------------
Income before income taxes                 1,193,787            1,785,971                    2,979,758
Income taxes                                      --               22,925   (1)(4)              22,925
                                        ------------         ------------                 ------------
Net income                              $  1,193,787         $  1,763,046                 $  2,956,833
                                        ============         ============                 ============

Basic net income per share  (A)         $       0.10                                      $       0.67
                                        ============                                      ============

Diluted net income per share            $       0.10                                      $       0.66
                                        ============                                      ============

(1) Weighted average shares-basic          3,114,823                                         3,114,823
                                        ============                                      ============

 Weighted average shares-diluted           3,150,721                                         3,150,721
                                        ============                                      ============

(A) Historical and pro forma net income available to common shareholders at June 30, 1999 was decreased by $870,523, for preferred stock dividends and accretion.
(1) Net sales and expenses as per the Sonomed audited Statement of Income for the year ended December 31, 1999 (Exhibit 99.1).
(2) Sonomed historical selling and administrative expenses of $515,499 and $748,769, respectively, additional compensation (bonus plan reflected in Item 2 of Form 8-K) of $215,080 and amortization of intangible assets (customer lists, trademarks and trade names and goodwill) arising from the Acquisition of $736,667.
(3) Sonomed historical interest and other income of $145,478, gain on sale of investments, $12,080, less interest expense associated with the Acquisition (adjustable rate loans with interest rate cap) reported at the cap limit for presentation purposes, $1,123,656. The annual effect of a 1/8% rate reduction would be $14,344.
(4) Sonomed was a Subchapter S corporation. The income tax provision reflects only New York State and other local taxes. There is no provision for federal income tax for either the Registrant or Sonomed due to utilization of net operating loss carryforwards.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1999

                                                                      PRO FORMA
                                               HISTORICAL            ADJUSTMENTS                   PRO FORMA
                                               ----------            -----------                   ---------

Sales revenues                                $ 2,310,212            $ 3,584,679    (1)           $ 5,894,891

Costs and expenses:
  Cost of goods sold                            1,154,198                994,718    (1)             2,148,916
  Research and development                        467,383                105,919    (1)               573,302
  Marketing, general and
     Administrative                             1,978,070              1,108,008    (1)(2)          3,086,078
                                              -----------            -----------                  -----------
    Total costs and expenses                    3,599,651              2,208,645                    5,808,296
                                              -----------            -----------                  -----------
Income (loss) from operations                  (1,289,439)             1,376,034                       86,595
  Gain on sale of Silicone Oil product
      line                                      1,848,215                     --                    1,848,215
  Write-off of Ocufit                            (455,112)                    --                     (455,112)
  Other income, net                                64,015               (492,013)   (1)(3)           (427,998)
                                              -----------            -----------                  -----------
Income (loss) before income taxes                 167,679                884,021                    1,051,700
Income taxes                                           --                 11,463    (1)(4)             11,463
                                              ===========            ===========                  ===========
Net income (loss)                             $   167,679            $   872,558                  $ 1,040,237
                                              ===========            ===========                  ===========

Basic net loss per share                      $      0.05                                         $      0.32
                                              ===========                                         ===========

Diluted net loss per share                    $      0.05                                         $      0.32
                                              ===========                                         ===========

 Weighted average shares-basic                  3,242,184                                           3,242,184
                                              ===========                                         ===========

 Weighted average shares-diluted                3,254,250                                           3,254,250
                                              ===========                                         ===========

(1) Net sales and expenses as per Sonomed audited Statement of Income for the year ended December 31, 1999, reduced by 50%.
(2) Sonomed historical selling and administrative expenses of $257,750 and $374,384, respectively, additional compensation (bonus plan reflected in Item 2 of Form 8-K) of $107,540 and amortization of intangible assets (customer lists, trademarks and trade names and goodwill) arising from the Acquisition of $368,334.
(3) Sonomed historical interest and other income of $72,739, gain on sale of investments, $6,040, less interest expense associated with the Acquisition (adjustable rate loans with interest rate cap) reported at the cap limit for presentation purposes, $570,792. The annual effect of a 1/8% rate reduction would be $7,391.
(4) Sonomed was a Subchapter S corporation. The income tax provision reflects only New York State and other local taxes. There is no provision for federal income tax for either the Registrant or Sonomed due to utilization of net operating loss carryforwards.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1999

                                                                                 PRO FORMA
                  ASSETS                               HISTORICAL               ADJUSTMENTS                   PRO FORMA
                  ------                               ----------               -----------                   ---------
Current assets:
                                                                              $ (12,158,714) (a)
 Cash and cash equivalents                           $  3,039,913                12,400,000  (b)            $  2,447,869
                                                                                   (833,330) (c)
  Cash and cash equivalents - restricted                1,000,000                (1,000,000) (c)                      --
  Accounts receivable, net                              1,479,590                   838,676  (a)               2,318,266
  Inventory, net                                        1,017,481                   620,332  (a)               1,637,813
  Other current assets                                    195,143                    18,645  (a)                 213,788
                                                     ------------              ------------                 ------------
   TOTAL CURRENT ASSETS                                 6,732,127                  (114,391)                   6,617,736

Long-term receivables                                     150,000                        --                      150,000
License and distribution rights, net                      251,585                        --                      251,585
Customer lists                                                 --                 7,700,000  (a)               7,700,000
Trademarks and trade names                                     --                 2,300,000  (a)               2,300,000
Goodwill, net                                           1,187,385                 1,050,000  (a)               2,237,385
                                                                                     29,324  (a)
                                                          808,840                    30,130  (a)                 968,294
Other assets                                                                        100,000  (b)
                                                     ------------              ------------                 ------------
   TOTAL ASSETS                                      $  9,129,937             $  11,095,063                 $ 20,225,000
                                                     ============             =============                 ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
                                                                              $   5,000,000  (b)
  Line of credit                                     $  1,000,000                (1,000,000) (c)             $5,000,000
                                                                                  1,050,000  (b)
  Current portion of long-term debt                       200,000                  (200,000) (c)              1,050,000
  Note payable                                                 --                   500,000  (b)                500,000
  Accounts payable and accrued expenses                   851,227                   428,393  (a)              1,279,620
                                                     ------------              ------------                 ------------
   TOTAL CURRENT LIABILITIES                            2,051,227                 5,778,393                   7,829,620

                                                                                  5,950,000  (b)
Long-term debt                                            633,330                  (633,330) (c)              5,950,000
                                                     ------------              ------------                 ------------
   TOTAL LIABILITIES                                    2,684,557                11,095,063                  13,779,620
SHAREHOLDERS' EQUITY:
  Common stock                                         46,024,811                        --                  46,024,811
  Accumulated deficit                                 (39,579,431)                       --                 (39,579,431)
                                                     ------------              ------------                 ------------
   TOTAL SHAREHOLDERS' EQUITY                           6,445,380                        --                   6,445,380
                                                     ------------              ------------                 ------------
   TOTAL LIABILITIES AND SHAREHOLDERS'
     EQUITY                                          $  9,129,937             $  11,095,063                $ 20,225,000
                                                     ============             =============                 ============

(a) Sonomed was acquired January 14, 2000 in a business combination accounted for as a purchase. The total cost of the acquisition was $12,325,125, which exceeded the fair value of the net assets acquired by $11,050,000. The excess will be amortized on the straight-line method over 15 years.

      The purchase price was allocated as follows:

          Cash                                         $    166,411
          Receivables                                       838,676
          Inventories                                       620,332
          Other current assets                               18,645
          Property and equipment                             29,324
          Other assets                                       30,130
          Customer lists                                  7,700,000
          Trademarks and trade names                      2,300,000
          Goodwill                                        1,050,000
          Accounts payable and accrued expenses            (428,393)
                                                       ------------

               Total cost of acquisition               $ 12,325,125

(b) The acquisition was financed through a five-year line of credit of $5,000,000, a five-year term loan of $7,000,000 and a $500,000 note payable to the Sonomed shareholders. This note was adjusted as part of the final purchase price adjustment and is paid in full.

      The interest rate on the line of credit is based on prime plus 0.75% and the term loan is based on prime plus 1.0%. Floating interest rate protection is in place to cover the $7,000,000 term loan through January 2003 and $3,000,000 of the line of credit through January 2002. The maximum interest rate that may be charged on the term loan for calendar year 2000 is 10% and 9.75% on the protected portion of the line of credit

      The Registrant paid $100,000 in finance fees that are recorded in other assets. These fees will be amortized over the term of the loans using the effective interest method

(c) In connection with the financing this acquisition, the Registrant repaid all of its existing debt utilizing cash on hand and the restricted certificate of deposit that secured a portion of that debt.

         (c)    Exhibits.

 Exhibit No.                Document
 -----------                --------

    2.1 Stock Purchase Agreement dated as of January 14, 2000 among Escalon Medical Corp., Sonomed, Inc. and the Stockholders of Sonomed, Inc.
            (1)

    2.2 Note dated January 14, 2000 in the principal amount of $500,000 from the Registrant to Louis Katz. (1)

    2.3 Employment Agreement dated as of January 14, 2000 between Sonomed, Inc. and Louis Katz. (1)

    2.4     Bonus Plan for Management Employees of Sonomed, Inc. (1)

    2.5 Escalon Medical Corp. Equity Incentive Plan for Employees of Sonomed, Inc. (1)

    2.6     News Release of the Registrant dated January 18, 2000. (1)

    99.1 Financial Statements of Sonomed, Inc. for the years ended December 31, 1999, 1998 and 1997 with Report of Independent Auditors. (2)

----------
    (1)     Filed as an exhibit to the Company's Form 8-K, dated January 19,
            2000.

    (2)     Filed as an exhibit to the Company's Form 8-K/A, dated March 31,
            2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ESCALON MEDICAL CORP.



Date: June 20, 2000                            By: /s/ Douglas R. McGonegal
                                                  -------------------------
                                                   Douglas R. McGonegal,
                                                   Vice President - Finance
                                                   Chief Financial Officer